UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 12, 2021

KITE REALTY GROUP TRUST

KITE REALTY GROUP, L.P.

(Exact name of registrant as specified in its charter)

Maryland	1-32268	11-3715772
Delaware	333-20266-01	20-1453863
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

30 S. Meridian Street

Suite 1100

Indianapolis, IN 46204

(Address of principal executive offices) (Zip Code)

(317) 577-5600

(Registrant's telephone number including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value per share	KRG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on October 22, 2021, Kite Realty Group Trust (“Kite Realty”) completed its merger transaction with Retail Properties of America, Inc. (“RPAI”) pursuant to which RPAI merged with and into KRG Oak, LLC, a wholly owned subsidiary of Kite Realty (“Merger Sub”), with Merger Sub continuing as the surviving entity and a wholly owned subsidiary of Kite Realty (the “Merger”), and immediately following the closing of the Merger, Merger Sub merged with and into Kite Realty Group, L.P., the operating partnership of Kite Realty (“Kite Realty Operating Partnership”), so that all of the assets of Kite Realty continue to be owned at or below the Kite Realty Operating Partnership level. Kite Realty and Kite Realty Operating Partnership are filing this Current Report on Form 8-K to provide updated financial information as set forth under Item 9.01 below.

Item 9.01 Financial Statements and Exhibits.

The audited consolidated financial statements of RPAI as of December 31, 2020 and 2019 and for the years ended December 31, 2020, 2019 and 2018, the notes related thereto, and the Independent Registered Public Accounting Firm Report of Deloitte & Touche LLP, dated February 17, 2021, are filed herewith as Exhibit 99.1 and are incorporated into this Item 9.01 by reference.

The unaudited condensed consolidated financial statements of RPAI as of September 30, 2021 and for the three and nine months ended September 30, 2021 and 2020, and the notes related thereto, are filed herewith as Exhibit 99.2 and are incorporated into this Item 9.01 by reference.

Kite Realty’s unaudited pro forma condensed combined financial statements as of and for the nine months ended September 30, 2021 and for the year ended December 31, 2020, after giving effect to the Merger, are filed herewith as Exhibit 99.3 and are incorporated into this Item 9.01 by reference.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm
99.1	Audited consolidated financial statements as of and for the years ended December 31, 2020 and 2019, the notes related thereto, and the Independent Registered Public Accounting Firm Report of Deloitte & Touche LLP, dated February 17, 2021
99.2	Unaudited condensed consolidated financial statements as of and for the three and nine months ended September 30, 2021 and 2020, and the notes related thereto
99.3	Unaudited pro forma condensed combined financial statements as of and for the nine months ended September 30, 2021 and for the year ended December 31, 2020
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KITE REALTY GROUP TRUST

Date: November 12, 2021	By:	/s/ Heath R. Fear
Heath R. Fear Executive Vice President and Chief Financial Officer

KITE REALTY GROUP, L.P.

By:	Kite Realty Group Trust, its sole general partner

By:	/s/ Heath R. Fear
Heath R. Fear
Executive Vice President and Chief Financial Officer